Exhibit 99.1

Unigene CEO Presents New Strategy and Corporate Realignment at Rodman & Renshaw 12th Annual Healthcare Conference

September 14, 2010 -- BOONTON, N.J. -- (BUSINESS WIRE) -- Unigene Laboratories, Inc. (OTCBB: UGNE), a leader in the design, delivery, manufacture and development of peptide-based therapeutics, today announced a strategic realignment and the creation of two new highly focused Strategic Business Units – “Unigene Biotechnologies” and “Unigene Therapeutics”.  Unigene Biotechnologies will focus on opportunities where the Company can apply its industry-leading Peptelligence™ platform of peptide drug delivery and manufacturing assets, expertise and capabilities to partners’ proprietary development programs.  Unigene Therapeutics constitutes Unigene’s own pipeline of novel, proprietary peptide development programs focused on metabolic disease and inflammation.

According to President and Chief Executive Officer, Ashleigh Palmer, Unigene is pursuing this new strategy and restructuring into two separate business units in order to increase the visibility of its Peptelligence™ technologies and capabilities; focus the Company’s business development initiatives, and enhance its lead position in the peptide market, as well as accelerate the progress of lead compounds and advance earlier-stage candidates.

“Peptides are a rapidly growing therapeutic class with more than 130 programs currently in active development throughout the industry.  To date, more than fifty peptide-based therapeutics have reached the market,” said Mr. Palmer.  “It is critical Unigene be at the forefront of creating tailored solutions for current and future partners.  Our goal is to see our Peptelligence™ platform, which represents a distinctive set of capabilities and assets, incorporated into as many peptide programs as possible that are advancing through development towards commercialization.”

Unigene’s Peptelligence™ encompasses extensive intellectual property covering superior drug delivery and manufacturing technologies, unsurpassed peptide research and development expertise, and proprietary know-how representing a genuine distinctive competence and dominant competitive advantage.  Core Peptelligence™ assets include proprietary oral and nasal peptide drug delivery technologies, and proprietary, high-yield, scalable and reproducible recombinant manufacturing technologies.

“Unigene has a strong base from which we intend to launch our expanded business-to-business marketing initiatives,” Mr. Palmer continued.  “Based on an extensive situational analysis and competitive benchmarking we have aligned our strengths with the substantial opportunities available to us.  These include focusing our high-risk, high-return Unigene Therapeutics pipeline on metabolic and inflammatory diseases with significant unmet medical and socioeconomic needs.  Further, it is our intention that programs which don’t fit our core focus, including our Chinese joint venture and site-directed bone growth program, will be monetized, out-licensed or terminated.  We know our greatest strengths are in customizing delivery and manufacturing solutions for novel therapeutic peptides, and we will focus the Unigene Biotechnologies business unit on doing just that, generating near-term fee-for-service revenues and longer-term milestone payments and royalties.”

Unigene’s technologies have earned extensive clinical and partner validation.  The Company’s first product to market, Fortical®, a nasal calcitonin product, received FDA approval in 2005 and is marketed in the U.S. by Upsher-Smith for the treatment of postmenopausal osteoporosis.  Pivotal clinical programs include an oral calcitonin licensed to Tarsa Therapeutics, now in Phase 3 testing for the treatment of osteoporosis.  Other validating partnerships include oral parathyroid hormone (PTH), licensed to GlaxoSmithKline and entering Phase 2 planning and development.  In addition, Unigene has a manufacturing license agreement with Novartis, which is currently completing three Phase 3 studies of oral calcitonin for the treatment of osteoporosis and osteoarthritis.

Mr. Palmer concluded, “In the next months, our investors and current or potential partners will see a continuity of strong business development and business-to-business marketing communications initiatives.  We anticipate filling key management positions, including a VP of Business Development, as well as adding other members to the leadership team and board of directors.  As the recently appointed CEO of Unigene, I view my mission as nothing less than to transform Unigene into a peptide powerhouse, providing a sense of excitement, focused direction and enduring momentum among our key audiences.  Welcome to the New Unigene!”

Unigene is presenting today its new strategy and organizational realignment at the Rodman & Renshaw 12th Annual Healthcare Conference in New York, NY.  To access the audio broadcast of the presentation, log onto http://www.wsw.com/webcast/rrshq18/ugne.

About Unigene Laboratories, Inc.

Unigene Laboratories, Inc. is a biopharmaceutical company focusing on the oral and nasal delivery of large-market peptide drugs. Due to the size of the worldwide osteoporosis market, Unigene is targeting its initial efforts on developing calcitonin- and PTH-based therapies. Fortical®, Unigene's nasal calcitonin product for the treatment of postmenopausal osteoporosis, received FDA approval and was launched in 2005. Unigene has licensed the U.S. rights for Fortical to Upsher-Smith Laboratories, worldwide rights for its oral PTH technology to GlaxoSmithKline, worldwide rights for its calcitonin manufacturing technology to Novartis and worldwide rights (except for China) for its oral calcitonin program to Tarsa Therapeutics, Inc. Unigene's patented oral delivery technology has successfully delivered, in preclinical and/or clinical trials, various peptides including calcitonin and PTH analogs. Unigene's patented manufacturing technology is designed to cost-effectively produce peptides in quantities sufficient to support their worldwide commercialization as oral or nasal therapeutics. For more information about Unigene, call (973) 265-1100 or visit http://www.unigene.com. For information about Fortical, visit http://www.fortical.com.

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements, including with respect to clinical studies of one of our licensees. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These known and unknown risk factors include, but are not limited to: the delay in obtaining or the failure to obtain regulatory approvals for our products and the products of our licensees that may generate royalty and milestone payments to us, our ability to achieve product sales and royalties, competition, our dependence on other companies to commercialize, manufacture and sell products using our technologies, the ability of our products to gain market acceptance and increase market share, the uncertainty of results of animal and human testing, the risk of product liability and liability for human clinical trials, our dependence on patents and other proprietary rights and the risks associated with patent litigation, dependence on key management officials, the availability and cost of capital, the availability of qualified personnel, changes in, or the failure to comply with, governmental regulations, general economic and business conditions, our history of losses and ability to achieve profitability, litigation and other risk factors discussed in our Securities and Exchange Commission ("SEC") filings, including our annual report on Form 10-K and our quarterly reports on Form 10-Q. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements. In addition, any statements that refer to expectations, projections, contingencies, goals, targets or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements and are not statements of historical fact. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the SEC, we are under no obligation to publicly update or revise any forward-looking statements after the date of this release.

Contacts:

Unigene Laboratories, Inc.
William Steinhauer
VP of Finance
973-265-1100
or
Burns McClellan
Justin Jackson (media)
212-213-0006
jjackson@burnsmc.com
or
Michelle Szwarcberg (media)
212-213-0006
mszwarcberg@burnsmc.com